                                                                      EXHIBIT 32

CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of ServiceWare Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify that:

     The Annual Report on Form 10-K for the year ended December 31, 2003 (the Form 10-K) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2004                           /s/ KENT HEYMAN
                                                ---------------------------------------------
                                                Name: Kent Heyman
                                                Title: President, Principal Executive Officer
                                                      and Director

Dated: March 29, 2004                           /s/ SCOTT SCHWARTZMAN
                                                ---------------------------------------------
                                                Name: Scott Schwartzman
                                                Title: Chief Financial Officer,
                                                      Chief Operating Officer, Secretary
                                                      and Principal Financial Officer

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

     The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-K and shall not be considered filed as part of the Form 10-K.

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